Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Supplement dated March 20, 2025
to the
TrueShares Technology, AI & Deep Learning ETF (LRNZ)
The Opal Dividend Income ETF (DIVZ)
TrueShares Eagle Global Renewable Energy Income ETF (RNWZ)
Summary Prospectuses, Prospectus, and Statement of Additional Information,
each dated April 30, 2024

each, a series of Listed Funds Trust

The Board of Trustees of Listed Funds Trust (the “Trust”) has approved an agreement and plan of reorganization providing for the reorganization of TrueShares Technology, AI & Deep Learning ETF, The Opal Dividend Income ETF, and TrueShares Eagle Global Renewable Energy Income ETF (each a “Fund,” together the “Funds”) into newly created series of Elevation Series Trust (each an “Acquiring Fund,” together the “Acquiring Funds”) (the “Reorganization”). The Reorganization is subject to the approval of shareholders of the Funds.

Each Acquiring Fund will have the same investment objective, principal investment strategies, principal risks and policies as its corresponding Fund. The existing portfolio managers of the Funds will continue to serve as portfolio managers for each Acquiring Fund, following the Reorganization.

Under the terms of the agreement and plan of reorganization approved by the Board of Trustees of the Trust, each Fund will transfer all of its assets and known liabilities to an Acquiring Fund in exchange for shares of an Acquiring Fund. Shareholders of each Fund will thus effectively be converted into shareholders of the respective Acquiring Fund and will hold shares of such Acquiring Fund with the same net asset value as shares of the Fund that they held prior to the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for U.S. federal tax purposes.

A shareholder meeting will be scheduled for the purpose of voting on the Reorganization. If shareholders approve the Reorganization, the closing of the Reorganization is currently expected to occur in May of 2025. If shareholders do not approve the Reorganization of a Fund, then the Fund will not be reorganized into its corresponding Acquiring Fund and the Board of Trustees of the Trust will consider what further actions to take with respect to the Fund, including, but not limited to, continuing to operate the Funds within LiFT or the liquidation of the Funds. Shareholders of record will receive a proxy statement prior to the meeting, which will provide further details about the Acquiring Funds, shareholder meeting dates and voting details, as well as the Reorganization.

Please retain this supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.